SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  November 23, 1999
                                                --------------------------------


                                AUTHORISZOR INC.
               (Exact name of registrant as specified in charter)



   DELAWARE                        33-28562                     75-2661571
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                          8201 PRESTON ROAD, SUITE 600
                               DALLAS, TEXAS 75225
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:             (214) 890-8065
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)





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ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------

         Authoriszor Inc. (the "Company") has changed its fiscal year end from December 31 to June 30. The Company has changed its fiscal year so that its fiscal year is the same as that of Authoriszor Limited (formerly ITIS Technologies Limited), the accounting acquiror of the Company under reverse acquisition accounting principles pursuant to the Share Sale Agreement described in the Company's Current Report on Form 8-K dated July 22, 1999 and filed with the Securities and Exchange Commission on August 6, 1999.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AUTHORISZOR INC.
                                  (Registrant)




Date: December 15, 1999           By:      /s/ Robert P. Jeffcock
                                           -------------------------------------
                                           Robert P. Jeffcock
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)



Date: December 15, 1999            By:     /s/ Robert A. Pearce
                                           -------------------------------------
                                           Robert A. Pearce
                                           Vice President and Chief Financial
                                           Officer
                                           (Principal Financial Officer and
                                           Accounting Officer)

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